UCN Announces Exclusive License Agreement with Option to Purchase
ScheduleQ Workforce Management Software

inContact™ becomes the first unified contact distribution / workforce management solution in the hosted contact center market segment

Salt Lake City, October 24, 2006 – UCN, Inc. (OTCBB:UCNN) the leading provider of on-demand contact center software delivered over the UCN national VoIP network, today announced an exclusive license agreement and option to purchase with ScheduleQ, LLC, of Salt Lake City, for its on-demand contact center workforce management solution.

UCN has the option to purchase the ScheduleQ software and customer base by February 8, 2007, or convert to a 10-year, non-exclusive agreement to private label the solution as an integrated software module within the inContact product family.

“With this agreement, UCN immediately enters the fast growing $1 billion workforce optimization market, and becomes the first on-demand provider to offer a unified contact distribution and workforce management solution. This add-on module allows us to increase our potential revenue per customer and is another step towards providing a full workforce optimization solution,” said UCN CEO, Paul Jarman.

“ScheduleQ’s goal from the beginning was to develop a relationship with a provider of on-demand, hosted ACD technology,” said ScheduleQ CEO, Drew Judkins. “We selected UCN because the two products easily exchange data, leading to a complimentary solution that will benefit customers. UCN is an innovative market leader in the hosted space with a developed sales force, enabling our two companies to immediately focus on selling a unified solution.”

The product addresses the labor management needs of a wide range of contact centers from 20 to over 1000 agents. It is especially valuable for those who need to manage a distributed workforce.

About UCN, Inc.

UCN, Inc. (www.ucn.net) is the leading provider of contact handling software services and business data and voice services, delivered over its national VoIP network. The inContact™ suite of products includes an integrated package of advanced contact handling, reporting and administration applications and inControl™, a unique, rapid application development tool.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,”“predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,”“ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with our business model; our ability to develop or acquire, and gain market acceptance for new products, including our new sales and marketing and voice automation products, in a cost-effective and timely manner; the gain or loss of key customers; competitive pressures; our ability to expand operations; fluctuations in our earnings as a result of the impact of stock-based compensation expense; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; and our ability to expand, retain and motivate our employees and manage our growth. Further information on potential factors that coul affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

General Contact: Jan Johnson UCN, VP of Marketing 801-320-3263 jan.johnson@ucn.net	Investor Contact: Liolios Group Inc. Scott Liolios or Ron Both 949-574-3860 scott@liolios.com